Exhibit 10.16

                           MODIFICATION NUMBER TWO



         Pursuant to our Production Contract of February 13, 1995, the

         requirements of Article Three Subsection C are waived for the months of October, November, and December, 1996.



         The requirements of Article Three Subsection C remain in force through the remainder of the term of the Production Contract



         TN WITNESS WHEREOF


         The undersigned parties have duly executed this modification to their agreement on the date last written below.




         CARRINGTON LABORATORIES, INC.      OREGON FREEZE DRY, INC.

         By:   /s/                          By:   /s/
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         Name:                              Name:
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         Title                               Title:
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         Date:                              Date: 11/11/96
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